UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

CORTEXYME, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38890	90-1024039
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

269 East Grand Ave. South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(415) 910-5717

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 10, 2022, Cortexyme, Inc. (“Cortexyme”) issued a press release announcing the entry into an Agreement and Plan of Merger and Reorganization, dated May 9, 2022, by and among Cortexyme, Quince Merger Sub I, Inc., a wholly owned subsidiary of Cortexyme, Quince Merger Sub II, LLC, a wholly owned subsidiary of Cortexyme, Novosteo Inc. and Fortis Advisors LLC. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

Statements in this news release contain “forward-looking statements” that are subject to substantial risks and uncertainties. Forward-looking statements contained in this news release may be identified by the use of words such as “believe,” “expect,” intend,” “potential,” “will” or other similar words. Examples of forward-looking statements include, among others, the ability of the parties to consummate the proposed merger transaction, satisfaction of closing conditions precedent to the consummation of the proposed merger transaction, potential delays in consummating the merger and the ability of Cortexyme to timely and successfully achieve the anticipated benefits of the merger transaction, cash sufficiency forecast, the strategic development path for atuzaginstat and NOV004; its business plans, internal and external development of the pipeline, strategy, planned FDA submissions and clinical trials and timeline, prospects, and milestone expectations; the timing and success of the company’s clinical trials and related data, including plans and the ability to initiate, conduct and/or complete current and additional studies; the timing of announcements and updates relating to its clinical trials and related data; the potential therapeutic benefits, safety and efficacy of the combined company’s product candidate or library of compounds; and statements about its ability to obtain, and the timing relating to, further development of its clinical candidates and other programs or indications, regulatory submissions and interactions with regulators. Forward-looking statements are based on Cortexyme’s current expectations and are subject to inherent uncertainties, risks, and assumptions that are difficult to predict and could cause actual results to differ materially from what the company expects. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Factors that could cause actual results to differ include, but are not limited to, the risks and uncertainties described in the section titled “Risk Factors” in Cortexyme’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 1, 2022, and other reports as filed with the SEC. Forward-looking statements contained in this news release are made as of this date, and Cortexyme undertakes no duty to update such information except as required under applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release, dated May 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2022

CORTEXYME, INC.

By:	/s/ Christopher Lowe
Christopher Lowe
Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, Director